Exhibit 99.1

SUNIVA COMPLETES $835 MILLION CAPITAL RAISE TO BUILD SECOND MAJOR U.S. SOLAR CELL MANUFACTURING FACILITY AND MORE THAN QUADRUPLE CAPACITY TO 5.5 GW

New capital accelerates rapid expansion of American-made solar cell capacity; Laurens County, South Carolina facility expected online in late 2027, building on Suniva’s 1 GW Norcross, Georgia operation and strengthening U.S. energy independence

NORCROSS, GA, SEPT. 8, 2026 – Suniva, the largest and oldest U.S. merchant manufacturer of high-efficiency monocrystalline silicon solar cells (“Suniva” or the “Company”), today announced the completion of an $835 million capital raise comprising both debt and equity financing. The financing was provided by a group of top-tier financial partners, including Suniva’s largest shareholder and long-term backer, Lion Point Capital, and consists of senior secured credit facilities provided by funds managed by Goldman Sachs Alternatives and I Squared Capital, a second lien credit facility provided by JBA Asset Management, and equity investments by Electron Capital Partners, Orion Infrastructure Capital (OIC), and Rubric Capital Management, along with certain other investors. The new capital will fund construction of Suniva’s second U.S. solar cell manufacturing facility and accelerate the Company’s rapid expansion to a total of 5.5 GW of American-made solar cell capacity, a decisive step toward U.S. energy independence. Roth Capital Partners served as lead private placement agent to Suniva. Gibson, Dunn & Crutcher LLP served as legal counsel to Roth. Rodman & Renshaw served as a financial advisor to Suniva. J.P. Morgan acted as the sole structuring agent to Suniva. Kilpatrick Townsend & Stockton LLP served as legal counsel to Suniva.

Suniva’s new 4.5 GW high-efficiency monocrystalline silicon solar cell manufacturing facility, which is currently under development in Laurens County, South Carolina, will more than quadruple its capacity, with completion expected in late 2027 and full ramp expected in 2028. The shell of the 621,468 square foot building is already complete. The fully-funded project represents an approximately $600 million investment and an anticipated 564 new advanced manufacturing jobs, creating a major industrial anchor for South Carolina’s Upstate region. Suniva’s existing, fully operational facility in Norcross, Georgia, is already delivering 1 GW of high-efficiency monocrystalline silicon solar cell manufacturing capacity. Suniva’s Laurens County, SC expansion builds directly on the operational success of its Norcross factory, pairing a fully operational facility with a major new capacity expansion, a combination unique among U.S. solar cell manufacturers.

Suniva’s expansion is de-risked by a domestic supply chain already in place and by long-term product offtake agreements with leading U.S. solar players for the majority of its planned future production. The Company expects the new Laurens County capacity to be highly competitive as it comes online.

Connor Arras, Managing Director, Climate Credit at Goldman Sachs Alternatives, said, “Suniva is scaling from a position of strength. They’re already producing at commercial scale, have locked in critical domestic supply relationships, and have long-term customer commitments covering their planned output. Combined with a fully funded expansion, that gives us confidence in Suniva’s ability to become an even more important supplier to America’s solar industry as the country works toward domestic supply chain independence.”

South Carolina Governor Henry McMaster, commented, “With the addition of 564 jobs in advanced manufacturing and energy, Suniva’s commitment to this major expansion in the Palmetto State will create new opportunities for our workforce and help bolster energy independence in the United States. This investment strengthens our commitment to innovative energy solutions, and we are proud of Suniva’s continued success in Laurens County.”

David Rosenblum, Fund Partner, I Squared Capital, said: “This financing reflects I Squared Capital’s expertise as a global investor in critical infrastructure, and our conviction in Suniva as a strong project developer with a clear path to scale. By providing this facility, we are supporting the creation of high-quality American jobs and the advancement of domestic manufacturing needed to meet the growing demand for renewable power.”

“Laurens County is excited to welcome Suniva and their first South Carolina operation to our community. The investment commitment and job creation are a testament to our business-friendly environment. We look forward to a great partnership with Suniva for many years to come,” said Laurens County Council Chairman Jeff Carroll.

“By selecting its location in Laurens County, Suniva joins a growing number of manufacturers in Upstate S.C. whose products help to power the world, deepening our expertise in advanced energy. We’re excited for the opportunities they will create in our region and look forward to watching them grow,” said Upstate SC Alliance President and CEO John Lummus.

“U.S. energy independence and meeting the needs of increasing energy usage in the United States requires domestic production of U.S. solar cells. As the only U.S.-owned solar cell manufacturer at commercial scale, we believe Suniva is uniquely well positioned in the market. We look forward to helping the United States and the Administration achieve its important goal of U.S. energy independence,” said Tony Etnyre, CEO of Suniva, Inc. “With our second state-of-the-art high-efficiency solar cell manufacturing facility, we expect to be able to meet the growing needs for a U.S.-based source. We appreciate the strong partnership with South Carolina and the Laurens County community as we rapidly scale to meet this rising demand and strengthen the domestic U.S. solar supply chain while Suniva continues leading the next era of American solar manufacturing.”

Suniva announced on June 8, 2026 that it signed a definitive reverse merger agreement (the “Merger Agreement”) pursuant to which Suniva will merge with a wholly-owned subsidiary of SUNation Energy, Inc. (Nasdaq: SUNE) (“SUNation”), a leading provider of residential and commercial solar energy systems, battery storage solutions, and comprehensive energy services. The combined company is expected to operate under the Suniva name and continue SUNation’s listing on the Nasdaq Capital Market.

ABOUT SUNIVA

Headquartered in metro Atlanta, Georgia, Suniva is the leading American manufacturer of high-efficiency crystalline silicon photovoltaic (PV) solar cells. As the only U.S.-owned and operated solar cell manufacturer in the country, the company is known for its high-quality products, industry-leading technology, reliability, and high-power density. For more information, visit www.suniva.com.

ABOUT SUNATION ENERGY

SUNation Energy, Inc. (Nasdaq: SUNE) is a leading provider of sustainable solar energy, battery storage, backup power and related energy services to households, businesses and municipalities, with a focus on high–electricity-cost markets. Through its portfolio of brands, including SUNation, Hawaii Energy Connection and E-Gear, SUNation offers an end-to-end product set spanning residential and commercial solar, battery storage, grid services, roofing and high-margin service and maintenance for both its own systems and “orphaned” systems installed by other providers. SUNation’s largest markets include New York and Hawaii. For more information, visit ir.sunation.com.

CONTACTS

For Suniva: Media: info@suniva.com Investors: David Pasquale Suniva@GlobalIRPartners.com

For SUNation Energy:

Scott Maskin

Chief Executive Officer, SUNation Energy, Inc.

smaskin@sunation.com

James Brennan

Chief Financial Officer, SUNation Energy, Inc.

jbrennan@sunation.com

Investor Relations:

Alliance Advisors IR

IR@sunation.com

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical facts and may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “project,” “target,” “design,” “will,” “would”, “could”, “should”, “may”, “forecast”, “potential”, “target” and similar expressions.

These statements include, but are not limited to, statements regarding: the projected funding status, capacity, and completion and production ramp schedule of Suniva’s Laurens County project; the benefits of the project to Laurens County, including job creation projections, the State of South Carolina and the nation’s energy infrastructure and independence; the efficacy of Suniva’s supply chain and long-term product offtake agreements to achieve their intended purposes; and any statements regarding the proposed merger of SUNation and Suniva.

These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These risks include, among others: risks relating to constructing, equipping, permitting and ramping up the Laurens facility on time and on budget; the ability to convert offtake agreements into realized revenue; competition, tariffs, trade actions and changes in tax incentives, including the Section 45X advanced manufacturing production credit; technology, supply-chain and execution risks; the accuracy of third-party market data and forecasts; the operating history of Suniva; potential net losses incurred as a result of the current expansion stage nature of Suniva, as well as net losses carried forward from SUNation’s long standing business operations after the completion of the merger; the ability to raise additional capital; the ability of Suniva to execute on its business plans and for the combined companies to integrate SUNation’s solar installation systems into Suniva’s solar cell manufacturing operations; the effects of the One Big Beautiful Act of 2025 on the residential solar industry, which has had a material negative impact on residential solar installations since the January 2026 effectiveness thereof; Suniva’s limited experience in operating a public company; the substantial competition Suniva faces in developing and selling its solar cell development products; the ability to attract, hire, and retain skilled executive officers and employees; the ability of SUNation or Suniva to protect their respective intellectual property and proprietary technologies; reliance on third parties, contract manufacturers, and contract research organizations; the risk that the risk that the proposed merger may not be completed on the anticipated timeline or at all; the failure to obtain required stockholder approvals, SEC effectiveness of the Form S-4 registration statement, or Nasdaq listing approval; the parties’ ability to satisfy the conditions to closing and to close expected financing; uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of the parties to consummate the proposed transactions; risks related to SUNation’s continued listing on Nasdaq until the closing of the proposed transactions; risks related to SUNation’s and Suniva’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed transactions, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; competitive responses to the proposed transactions; unexpected costs, charges or expenses resulting from the proposed transactions; the outcome of any legal proceedings that may be instituted against SUNation, Suniva or any of their respective directors or officers related to the Merger or the proposed transactions contemplated thereby; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; the effect of the announcement or pendency of the transactions on SUNation’s or Suniva’s business relationships, operating results and business generally; the compliance and qualification for initial listing on Nasdaq related to the expected trading of the combined company’s stock on Nasdaq and the combined company’s ability to remain listed following the proposed transactions; the risk that as a result of adjustments to the Exchange Ratio (as set forth in the Merger Agreement) SUNation’s stockholders and Suniva’s stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of SUNation common stock relative to the Exchange Ratio; legislative, regulatory, political and economic developments and general market conditions, including those surrounding the viability of residential solar businesses following the loss of federal tax credits beginning in January 2026; and the other risks described in SUNation’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and to be described in the Form S-4 and related proxy statement/prospectus.

These forward-looking statements speak only as of the date of this press release. Suniva and SUNation expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in expectations or any change in events, conditions or circum-stances on which any such statement is based, except as required by law.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell or buy, or the solicitation of an offer to sell or buy, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, email, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release is not a substitute for the registration statement or for any other document that SUNation may file with the U.S. Securities and Exchange Commission (“SEC”) in connection with the proposed transactions. In connection with the proposed Merger transaction, SUNation intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of SUNation and a prospectus (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents, when available, at the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that SUNation communicates with investors and the public using its website (www.sunation.com) and the investor relations website, (https://ir.sunation.com/), where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by SUNation with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

PARTICIPANTS IN THE SOLICITATION

SUNation, Suniva and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SUNation’s shareholders in respect of the proposed transaction. Information regarding SUNation’s directors and executive officers is set forth in SUNation’s most recent Annual Report on Form 10-K, including any information incorporated by reference, as filed with the SEC on March 23, 2026, as supplemented by its periodic SEC reports thereafter. Additional information regarding the participants in the solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available.

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